LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED DECEMBER 19, 2016

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED NOVEMBER 30, 2015, OF

QS GLOBAL MARKET NEUTRAL FUND

Effective December 19, 2016, the section titled “Management — Portfolio managers:” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers: Joseph S. Giroux, Stephen A. Lanzendorf, CFA, and Russell Shtern, CFA, have been the fund’s portfolio managers since its inception in 2015. Jacqueline Hurley, CFA, has been the fund’s portfolio manager since December 2016.

Effective December 19, 2016, the section titled “More on fund management — Portfolio managers” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers

Joseph S. Giroux, Stephen A. Lanzendorf, Russell Shtern and Jacqueline Hurley have leadership responsibility for the day-to-day management of the fund and each is responsible for the strategic oversight of the fund’s investments. The portfolio managers focus on portfolio implementation and are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and QS Investors’ current investment strategies.

Mr. Giroux is a Portfolio Manager at QS Investors. He was formerly a developed markets Portfolio Manager at Batterymarch from 2012 to 2014. Prior to joining Batterymarch, he managed both US and non-US assets for 5 years at several firms — Golden Capital Management, Wells Capital Management and Evergreen Investments — that were affiliated with or acquired by Wells Fargo. He also served as a Portfolio Manager at TriPoint Asset Management and The Boston Company Asset Management. He has a B.S. in Computer Science from New England Institute of Technology.

Mr. Lanzendorf, CFA, is Head of Active Equity Portfolio Management Strategy at QS Investors. He was formerly the Deputy Chief Investment Officer and head of the Developed Markets investment team at Batterymarch from 2012 to 2014. At Batterymarch, he also served as co-head of the Developed Markets team from 2010 to 2012 and head of the US investment team from 2006 to 2010. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Shtern, CFA, is a Portfolio Manager at QS Investors. He has been the head of equity portfolio management implementation at QS Investors since 2010. Mr. Shtern was formerly portfolio manager for Diversification Based Investing Equity and Tax Managed Equity for Deutsche Asset Management’s Quantitative Strategies Group, from 2003 to 2010. Prior to this, he spent three years at Deutsche Bank Securities supporting equity derivatives and global program trading desks. He has a B.B.A. from Pace University.

Ms. Hurley, CFA, is a Portfolio Manager and a member of the equity portfolio management implementation group at QS Investors since 2010. Ms. Hurley was formerly portfolio manager at Deutsche Asset Management from 2008 to 2010. Prior to this, she spent four years as a consultant at Bearing Point and Accenture. She has a B.A. in Computer Science from Colgate University and an M.B.A. in Finance & Accounting from the University of Michigan, Ross School of Business.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

QSIN325709

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